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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May [_], 2006
                        (Date of earliest event reported)

                CITICORP MORTGAGE SECURITIES TRUST, SERIES 2006-2
       (Issuer in Respect of the Citicorp Mortgage Securities, Inc. REMIC
                    Pass-Through Certificates, Series 2006-2)
           (Exact name of issuing entity as specified in its charter)

                       CITICORP MORTGAGE SECURITIES, INC.
              (Exact name of depositor as specified in its charter)

                       CITICORP MORTGAGE SECURITIES, INC.
               (Exact name of sponsor as specified in its charter)

            New York                  333-130333-02                 Applied For
(State or other jurisdiction of  (Commission File No. of  (I.R.S. Employer Identification
 organization of issuing entity      Issuing Entity)                    No.)

1000 Technology Drive, O'Fallon, Missouri                              63368
 (Address of principal executive offices)                            (Zip Code)

Depositor's Telephone Number, including area code: (636) 261-1313

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                                 Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated April 1, 2006 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

     The Pooling and Servicing Agreement governs the Citicorp Mortgage Securities, Inc. REMIC Pass-Through Certificates, Series 2006-2, issued on April 27, 2006.

     The Offered Certificates were sold to HSBC Securities (USA) Inc. pursuant to an underwriting agreement, dated March 17, 2006 among Citicorp Mortgage Securities, Inc., Citigroup Inc., and HSBC Securities (USA) Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     Simultaneously with the issuance of the Offered Certificates, the Depositor sold $632,141 initial principal amount of class B-4 certificates, $632,141 initial principal amount of class B-5 certificates, and $632,141 initial principal amount of class B-6 certificates (the "Private Certificates") to HSBC Securities (USA) Inc. on April 27, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from CitiMortgage, Inc.

     The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement, dated April 1, 2006 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

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ITEM 9.01 Financial Statements and Exhibits

          (d)  Exhibits

Item 601(a) of Regulation S-K

Exhibit No.                               Description
-----------   ------------------------------------------------------------------
   (1.1)      Underwriting Agreement, dated March 17, 2006 among Citicorp
              Mortgage Securities, Inc., Citigroup Inc. and HSBC Securities
              (USA) Inc.

   (4.1) Pooling and Servicing Agreement, dated as of April 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

   (10.1) Form of Mortgage Loan Purchase Agreement, dated April 1, 2006, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CITICORP MORTGAGE SECURITIES, INC.
                                        (Depositor)


                                        By: /s/ Howard Darmstadter
                                            ------------------------------------
                                            Howard Darmstadter
                                            Assistant Secretary

Dated: May 5, 2006

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                                Index to Exhibits

Exhibit No.                               Description
-----------   ------------------------------------------------------------------
  (1.1)       Underwriting Agreement, dated March 17, 2006 among Citicorp
              Mortgage Securities, Inc., Citigroup Inc. and HSBC Securities
              (USA) Inc.

  (4.1) Pooling and Servicing Agreement, dated as of April 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

  (10.1) Form of Mortgage Loan Purchase Agreement, dated April 1, 2006, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.